Regeneron Pharmaceuticals, Inc. Annual Shareholders Meeting June 9, 2006

Safe Harbor Statement Except for historical information, the matters contained in this presentation may constitute forward-looking statements that involve risks and uncertainties, including uncertainties related to product development and clinical trials, unforeseen safety issues resulting from the administration of products in patients, uncertainties related to the need for regulatory and other government approvals, patents and proprietary technology, the need for additional capital, uncertainty of market acceptance of Regeneron's product candidates, the receipt of future payments, the continuation of business partnerships, and additional risks detailed from time to time in Regeneron's filings with the Securities and Exchange Commission (SEC). Please refer to Regeneron's recent Forms 10-K, 10-Q, and 8-K for additional information on the uncertainties and risk factors related to our business. Because forward-looking statements involve risks and uncertainties, actual results may differ materially from current results expected by Regeneron. Regeneron is providing this information as of the original date of this presentation and expressly disclaims any duty to update any information contained in these materials.

Regeneron Overview 3 major clinical programs Oncology Eye Diseases Inflammatory Diseases Major collaboration with sanofi-aventis Opportunity for additional collaborations including eye program and VelocImmune(tm) Manufacturing expertise at 10,000 liter scale Next generation platform for monoclonal antibodies Strong financial position

Recent Progress Oncology Three phase 2 single agent trials Completing preparations for 3 Phase 3 combination studies FDA submission targeted for 2007/2008 timeframe Eye diseases Reported positive preliminary results in wet AMD Phase 2 study underway Phase 3 planned for initiation early 2007 Partnering opportunity IL-1 Trap - Inflammatory Diseases Phase 3 pivotal study enrollment complete Fast-track and orphan designation received from FDA BLA submission targeted for 1H 2007 Human monoclonal antibody platform Source of new drug candidates and potential partnerships

"Mechanism" vs. "Execution" Risk Mechanism Risk Target not validated; no approved products with same molecular target Mechanism-based toxicity ill-defined Historically high rate of failure Execution Risk Approved product validates molecular target and safety profile Higher probability of successful development 2nd and 3rd entries to "blockbuster" categories have history of strong commercial success

Regeneron Clinical Product Candidates Each candidate designed to address clinically validated target Each has opportunity to expand to new disease settings Clinical evidence already obtained indicating that each candidate addresses its target Regulatory approval strategy defined for each candidate Execution vs. Mechanism Risk!

VEGF Trap Oncology The sanofi-aventis Collaboration Favorable financial opportunity for Regeneron sanofi-aventis funds global development Repayment of 50% out of profits according to formula $400 MM in commercial approval milestones 50:50 global profit split (35% royalty in Japan) Co-promotion rights Strong partner Leader in oncology marketplace Expertise in clinical development and therapeutic research Sanofi-aventis leads the global development program Commitment to broad VEGF Trap oncology program Single agent studies Chemotherapy combination studies Expanding number of therapeutic indications

Blocking VEGF with VEGF Trap Clinical evidence that VEGF Trap can address "VEGF target" Blood samples demonstrate "trapping" of VEGF Decreased perfusion/vascular permeability after single dose Adverse events of hypertension and proteinuria; expected based on Avastin(r) results Responses observed in individual patients previously treated with multiple chemotherapy regimens

Targeting the VEGF Pathway VEGF Y Anti-VEGFR-2 Anti-VEGFR-1 Y Anti-VEGF (Avastin(r), Lucentis(tm)) VEGF Receptor Aptamer (Macugen(r)) Kinase Inhibitors VEGF Trap SiRNA

Comparison of VEGF Trap and Avastin(r) IC50 for VEGF Trap = 44pM IC50 for Avastin = 1400pM VEGF Trap has markedly higher affinity for VEGF than Avastin based on in vitro bioassay

VEGF Trap Oncology Non-small Cell Lung Adenocarcinoma (NSCLA) Approximately 100 patients Single arm, open label design Primary endpoint objective response rate Ovarian Cancer Approximately 200 patients Randomized comparison of 2 doses of VEGF Trap Primary endpoint objective response rate Symptomatic Malignant Ascites (SMA) Approximately 50 patients Randomized, placebo controlled study Fast track designation granted by FDA Primary endpoint time to repeat paracentesis Single Agent Studies in Late-stage Cancer Patients

Prior Treatments: Carboplatinum + Paclitaxel; Carboplatinum + Gemcitabine Preliminary Anti-tumor Activity Ovarian Cancer Patient VEGF Trap 4.0 mg/kg IV biweekly x 4 Diagnosis: Recurrent Advanced Ovarian Epithelial Adenocarcinoma

Baseline Week 8 Prior Treatments: Carboplatinum + Paclitaxel; Carboplatinum + Gemcitabine VEGF Trap 4.0 mg/kg IV biweekly x 4 Symptomatic Malignant Ascites Complete Resolution after 4 Doses of VEGF Trap

VEGF Trap Oncology 5 phase 1b studies in different chemotherapy regimens Encouraging early data with responses observed in heavily pretreated patients Phase 3 program to begin 2H 2006 VEGF Trap Studies in Combination with Standard Chemotherapy Regimens

VEGF Trap Oncology National Cancer Institute to conduct trials of VEGF Trap under Clinical Trials Agreement between CTEP, NCI, and sanofi-aventis 10-12 efficacy/safety studies planned for 2006 VEGF Trap Studies being planned with National Cancer Institute

VEGF Trap Oncology Summary VEGF confirmed as validated target Preliminary clinical evidence already obtained that VEGF Trap addresses target Clinical program being rapidly expanded Sanofi-aventis primary responsibility for execution of clinical trials First submission for approval planned for 2007/2008 timeframe

VEGF Trap Eye Program 100% owned by Regeneron Partnering opportunity Initial target is neovascular form of age- related macular degeneration (wet AMD) Diabetic macular edema and diabetic proliferative retinopathy are additional commercial opportunities

Wet AMD: Current Landscape Macugen(r): FDA approved aptamer that blocks long form of VEGF-A Injections into the eye every 6 weeks Slows down loss of vision Lucentis(tm): Antibody fragment that blocks all forms of VEGF-A FDA Approval expected this month Monthly injections into eye improves vision Quarterly injections only maintain vision

Wet AMD: Opportunity Ability to give higher doses of more potent agent create opportunity for VEGF Trap-Eye program Goal is to prove that VEGF Trap is "best in class" by demonstrating in clinical trials: More convenient dosing interval Greater improvement of vision at optimal dosing interval

Phase 1 Intravitreal Trial Dose-ascending cohorts of 3-6 subjects given single intravitreal injection to determine maximum tolerated dose Primary endpoint safety and tolerability Ocular coherence tomography (OCT) to assess retinal thickness Status and preliminary results Dose levels of 0.05, 0.15, 0.5, 1.0, 2.0, and 4.0 mg All planned dose levels completed: maximum tolerated dose not reached Rapid, substantial, and prolonged (up to at least 6 weeks) reduction in retinal thickness demonstrated by OCT Evidence for increased vision presented at ARVO 06

Intravitreal VEGF Trap - Eye 1.0 mg Single Dose 1.0 mg Single Dose 1.0 mg Single Dose Baseline: 732µ Baseline: 732µ Week 2: 168µ Week 8: 182µ Week 1: 196µ

Fast Map Posterior Pole Baseline 119 194 Week 6 27 60 Median Excess Retinal Thickness at Baseline and Week 6 * * p < .05, Wilcoxon *

Change in Visual Acuity in 2 Highest Dose Groups Following Single Intravitreal Injection 0 1 2 4 6 Three of 6 treated patients in two highest dose groups had >3-line gain in vision at day 43

VEGF Trap - Eye Summary Confirmed evidence of biological activity Rapid, substantial, and prolonged reduction in retinal thickness Preliminary evidence for improved visual outcome Positioned for rapid expansion of program Phase 2 wet AMD trial underway DME pilot study underway Potential partnering opportunity Phase 3 program in US likely to be comparison to ranibizumab (Lucentis(tm)) Initiation of phase 3 planned for 1Q 07

Registration study initiated in rare genetic diseases 4Q 2005 Proof-of-concept trial initiated in Systemic Onset Juvenile Idiopathic Arthritis (SJIA) 4Q 2005 The IL-1 Trap Development Program

IL-1 Trap CAPS POC Study (5 patients) IL-1 Trap rapidly and dramatically: Improves subjective measures of disease Lowers blood markers of inflammation (e.g., CRP, SAA, ESR) "Traps" IL-1 and convincingly confirms markedly increased IL-1 levels in this disease No significant safety concerns noted in small pilot study : p<0.05 for comparison to baseline * * * * Serum CRP Levels : p<0.05 for comparison to baseline * * * * The daily diary score is the sum of symptoms on an ordinal (0-4) scale. Symptoms include fever, rash, joint pain, headache, hearing loss, fatigue, sleep problems, eye redness, & difficulties walking

IL-1 Trap CAPS Registration Study Orphan drug and Fast Track designations 160 mg/week dose Study phases include 6 month placebo controlled, double blind (efficacy/safety) 6 month label extension (safety) Patient enrollment completed Top-line efficacy data available 2H 2006 BLA submission planned for 1H 2007

VelocImmune: Proprietary New Approach for Therapeutic Human Monoclonal Antibodies Produces wide variety of high affinity human antibodies against target Synergizes with commercial-scale manufacturing and proprietary approach to cell line development Applicable to both validated and novel targets Overcomes many issues currently used to produce human antibodies Future Pipeline Development Platform

Regeneron's major development programs mid 2007: future plans Oncology 3 single agent efficacy studies well underway 3 large studies in combination with chemotherapy underway About 12 studies underway in collaboration with NCI CTEP program Eye Phase 2 trial completed and data reported Phase 3 trial underway in AMD Additional indications being explored IL-1 Trap BLA submitted for CAPS Phase 3 trial underway for systemic onset JIA

Regeneron Pharmaceuticals, Inc. Annual Shareholders Meeting June 9, 2006